LETTER OF GUARANTEE dated 15 April 2011

The undersigned,

Organic Products Trading Company Co. LLC., incorporated and existing under the laws of the United States of America, having its registered office in Vancouver, USA (further referred to as "OPTCO" or "the Guarantor"),

whereas

a guarantee of maximum USD 250,000.– is requested to be provided as security by Promotora de la Agricultura Sustentable S.A. Ltd. (further referred to as "PROASSA") and/or la Central de Cafetaleros del Nororiente (further referred to as "CECANOR"), both incorporated and existing under the laws of Peru,

for the proper fulfilment of their obligations vis-à-vis Stichting Triodos Sustainable Trade Fund (hereinafter called: TSTF) under the loan agreement between TSTF and PROASSA/CECANOR d.d. 15 April 2011, a copy of which is attached to this document (hereinafter called: the Loan Agreement),

it is understood that PROASSA/CECANOR will try and ensure that no breaches of any of the terms and conditions stipulated in the Loan Agreement occur, and that TSTF will make its best efforts to remedy any such breaches if and when they occur before enforcing the guarantee,

is willing,

by way of several and independent obligation, to provide a guarantee vis-à-vis TSTF for a maximum amount of USD 250,000 (TWO HUNDRED AND FIFTY THOUSAND UNITED STATES DOLLARS), for the proper fulfilment by PROASSA/CECANOR of its obligations vis-à-vis TSTF under the Loan Agreement, and thus to undertake to pay said maximum amount to TSTF at the first written request, and to pay all that TSTF declares to have claim to in this respect.

The period of the guarantee will be until
(a) TSTF has notified the Guarantor in writing that all obligations of PROASSA/CECANOR under the contract for the Loan Facility have expired,
(b) TSTF has notified the Guarantor in writing that it has terminated its contract for the Loan Facility or
(c) TSTF has returned the original Guarantee Letter to the Guarantor, whichever comes first.

Organic Products Trading Company Co. LLC

Date: 30-04-2011

Name: DAVID GORDON

Title: Vice PRESIDENT

Signature:

Name:

Title:

Signature:

Signed for acceptance,

Triodos Sustainable Trade Fund, The Netherlands

Date: 15 April 2011

Name: K. Jansen

Title: Fund Manager

Signature:

Name: N. Veenstra

Title: Senior Investment Officer

Signature:

Signed for acceptance,

Promotora de la Agricultura Sustentable S.A. Ltd.

Date: 30.04.11

Name: Victor Rojas

Title: Presidente

Signature:

Name:

Title:

Signature:

La Central de Cafetaleros del Nororiente

Date: 30-04-11

Name: Robert Armas

Title: Presidente

Signature:

Name:

Title:

Signature: